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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): April 22, 2005

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)


            MISSOURI                     1-11848              43-1627032
 (State or Other Jurisdiction of       (Commission           (IRS Employer
         Incorporation)                File Number)      Identification Number)



        1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                   (Address of Principal Executive Office)



     Registrant's telephone number, including area code: (636) 736-7000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         DIRECTORS' COMPENSATION ARRANGEMENTS

         On April 22, 2005, the Board of Directors of Reinsurance Group of America, Incorporated (the "Company") approved the fees and basic
                            -------
compensation information for the Company's directors for 2005. Effective as of January 1, 2005, directors who are not employed by the Company, MetLife, Inc. ("MetLife") or any subsidiaries of the Company or MetLife
       -------
(collectively, "Non-Employee Directors") will be paid an annual retainer fee
                ----------------------
of $50,000, except the chairs of the Compensation and Nominating and Corporate Governance Committees, who will be paid an annual retainer fee of $58,000, and the chair of the Audit Committee, who will be paid an annual retainer fee of $62,000. Non-Employee Directors will be paid $3,000 for each Board meeting attended in person, $1,500 for each telephonic Board meeting attended, $3,000 for each committee meeting attended in person, and $1,500 for each telephonic committee meeting attended. Also on the date of the regular Board meeting in January of each year, each Non-Employee Director (other than the Chairman) will be granted one thousand two hundred (1,200) shares of common stock.

         The group of Non-Employee Directors currently consists of Messrs. Bartlett, Eason, Greenbaum and Henderson. The Company also reimburses directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Directors who also serve as officers of the Company, MetLife or any subsidiaries of the Company or MetLife do not receive any additional compensation for serving as members of the Board of Directors or any of its committees.

         The Chairman of the Board (if qualified as a Non-Employee Director) will receive an annual retainer of $83,000, $4,000 for each Board meeting attended in person, $2,000 for each telephonic Board meeting attended, Committee chair and member fees as described above, and a grant of one thousand six hundred (1,600) shares of common stock on the date of the regular Board meeting in January of each year.

         Non-Employee Directors may elect to receive phantom shares in lieu of their annual retainer and meeting fees. A phantom share is a hypothetical share of common stock of the Company based upon the fair market value of the common stock at the time of the grant. Phantom shares are not transferable and are subject to forfeiture unless held until the director ceases to be a director by reason of retirement, death or disability. Upon such an event, the Company will issue cash or shares of common stock in an amount equal to the value of the phantom shares.

         All grants of stock are issued pursuant to the Flexible Stock Plan for Directors, which was adopted effective January 1, 1997. At the annual meeting held May 28, 2003, the shareholders approved the Amended and Restated Flexible Stock Plan for Directors. Phantom shares are granted under the Phantom Stock Plan for Directors, which was adopted April 13, 1994. At the annual meeting held May 28, 2003, the shareholders approved an amendment to the Phantom Stock Plan for Directors.

         A copy of the directors' compensation summary sheet is attached as
Exhibit 10.1 hereto and is hereby incorporated by reference. The foregoing descriptions of the Flexible Stock Plan for Directors, Phantom Stock Plan for Directors and awards thereunder are only summaries and are qualified in their entirety by the full text of the Flexible Stock Plan for Directors and Phantom Stock Plan for Directors, copies of which are attached as Exhibits 10.2 and 10.3 hereto and are hereby incorporated by reference.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2005, the Company issued a press release announcing its earnings for the three-month period ended March 31, 2005 and providing certain additional information. In addition, the Company announced in the press release that a conference call would be held on April 26, 2005 to discuss its financial and operating results for the three-month period ended March 31, 2005. A copy of the press release is furnished with this report as
Exhibit 99.1 and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01         REGULATION FD DISCLOSURE

On April 25, 2005, the Company issued a press release announcing its earnings for the three-month period ended March 31, 2005 and providing certain additional information. In addition, the Company announced in the press release that a conference call would be held on April 26, 2005 to discuss its financial and operating results for the three-month period ended March 31, 2005. A copy of the press release is furnished with this report as
Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.            Exhibit
         -----------            -------

            10.1                Directors' Compensation Summary Sheet

            10.2 Reinsurance Group of America, Incorporated Flexible Stock Plan for Directors, as amended and restated effective May 28, 2003, incorporated by reference to Proxy Statement on
                                Schedule 14A for the annual meeting of
                                shareholders on May 28, 2003, filed on
                                April 10, 2003



            10.3                Phantom Stock Plan for Directors of
                                Reinsurance Group of America,
                                Incorporated, as amended and restated,
                                incorporated by reference to Exhibit
                                10.1 to Registration Statement on Form
                                S-8 (File No. 333- 119544), filed on
                                October 5, 2004

            99.1 Press Release of Reinsurance Group of America, Incorporated dated April 25, 2005






                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REINSURANCE GROUP OF AMERICA,
                                             INCORPORATED

Date: April 25, 2005                         By: /s/ Jack B. Lay
                                                 ------------------------------
                                                 Jack B. Lay
                                                 Executive Vice President and
                                                 Chief Financial Officer





                                EXHIBIT INDEX


         Exhibit No.            Exhibit
         -----------            -------

            10.1                Directors' Compensation Summary Sheet

            10.2 Reinsurance Group of America, Incorporated Flexible Stock Plan for Directors, as amended and restated effective May 28, 2003, incorporated by reference to Proxy Statement on
                                Schedule 14A for the annual meeting of
                                shareholders on May 28, 2003, filed on
                                April 10, 2003

            10.3                Phantom Stock Plan for Directors of
                                Reinsurance Group of America,
                                Incorporated, as amended and restated,
                                incorporated by reference to Exhibit
                                10.1 to Registration Statement on Form
                                S-8 (File No. 333- 119544), filed on
                                October 5, 2004

            99.1 Press Release of Reinsurance Group of America, Incorporated dated April 25, 2005.